BENHAM TARGET MATURITIES TRUST
                       Supplement Dated December 15, 1995
                       to the Prospectus and Statement of
                 Additional Information Dated November 29, 1995


1. The following individual has been appointed to the Board of Trustees of the Funds in addition to those listed in the current Prospectus:

     ALBERT A. EISENSTAT, independent trustee (1995). Mr. Eisenstat is an independent director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

2. On page 3 of the Prospectus under the table "B. ANNUAL PORTFOLIO OPERATING EXPENSES", the following information is inserted:
                                                                       TOTAL
                     INVESTMENT                                      PORTFOLIO
                      ADVISORY          12b-1          OTHER         OPERATING
                         FEE             FEE         EXPENSES         EXPENSES

2025 Portfolio           .35            NONE            .53            .70%

3. On page 4 of the Prospectus under the table "C. EXAMPLE OF EXPENSES", the following information is inserted:

                        1 YEAR         3 YEARS         5 YEARS       10 YEARS
2025 Portfolio            $7             $22             $39            $87

4. On page 11 of the Prospectus, the second sentence of the first paragraph under the heading "INVESTMENT OBJECTIVES" is deleted.

5. On page 17 of the Prospectus, the fourth paragraph under the heading "SHARE PRICE" is deleted. All remaining references in the Prospectus and Statement of Additional Information to the net asset value being calculated at "12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds" are hereby changed to "the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds."

6. On page 21 of the Prospectus, the following sentence is to be inserted under the sub-heading "Confirmation and Quarterly Statements" after the second sentence:

     However, beginning September of 1996, Automatic Investment Services transactions will not be confirmed immediately but rather will be confirmed on your next consolidated quarterly statement.

7. On page 22 of the Prospectus, the following sentence replaces the last sentence of the first paragraph under "SHAREHOLDER SERVICES-Exchange Privilege":

     An exchange request will be processed the same day if it is received before the funds' NAVs are calculated which is one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust; and at the close of the Exchange, usually 1 p.m. Pacific Time for all other Benham funds.

8. On page 23 of the Prospectus, the following replaces the last two sentences of the last paragraph under the sub-heading "Open Order Service":

     All orders and cancellation of orders received by one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered to be effective the same day. All orders and cancellation of orders not received one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered effective the following business day.